UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 25, 2005
Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California (State of incorporation)	000-30755 (Commission file number)	77-0441625 (I.R.S. Employer Identification No.)

904 Caribbean Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)

(408) 541-4191
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On January 25, 2005, Cepheid issued a press release announcing an update with respect to the United States Postal Service Biothreat Detection System Program. The press release is attached to this report as Exhibit 99.01.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Number
No.	Description
99.01	Press Release dated January 25, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID
Date: January 25, 2005	By:	/s/ JOHN L. BISHOP
		Name:	John L. Bishop
		Title:	Chief Executive Officer

EXHIBIT INDEX

Number
No.	Description
99.01	Press Release dated January 25, 2005